Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2023
Related Party Transactions and Balances [Abstract]
RELATED PARTY TRANSACTIONS AND BALANCES

Note 9 - RELATED PARTY TRANSACTIONS AND BALANCES

As of December 31, 2023, related parties of the Company consist of the following:

Name of Related Party	Nature of Relationship
Yufeng Mi	Chief Technical Officer (“CTO”) and shareholder
Yang Cao	Director of Nanjing Lucun
HongKong Kisen Co., Limited (“HongKong Kisen”)	Company ultimately controlled by Chief Strategy Officer (“CSO”)

Due to related parties

The Company mainly finance its operations through proceeds borrowed from related parties. As of December 31, 2023 and 2022, due to related parties consisted the following:

	December 31,			Interest	Exchange Rate	December 31,
	2022	Received	Repayment	Expenses	Translation	2023
Yufeng Mi	1,831	2,770	-	-	(30)	4,571
Yang Cao	86,150	97,844	-	-	(1,436)	182,558
HongKong Kisen (1)	8,000,000	4,384,975	(3,160,000)	15,228	-	9,240,203
Total due to related parties	8,087,981	4,485,589	(3,160,000)	15,228	(1,466)	9,427,332

(1)

On April 7, 2022, the Company entered into a loan agreement with HongKong Kisen to borrow $10,000,000 at the interest rate of 0.1% for 10 months as working capital support and repaid $2,000,000 to HongKong Kisen in advance in 2022.

On January 1, 2023, both parties agreed to terminate the loan agreement mentioned above and obtain borrowings up to $20,000,000 at the interest rate of 0.1% for one year as working capital support. In 2023, the Company borrowed $4,384,975 from HongKong Kisen and repaid $3,160,000, generating interest expense of $9,316, as of December 31,2023, total interest payable is $15,228. The loan mentioned above can be extended on both parties’ consensus.

Apart from loan from HongKong Kisen, the balance of due to related parties represents expenses incurred by related parties in the ordinary course of business. These amounts are interest free, unsecured and could be settled on demand.